                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-8006

                        MORGAN GRENFELL INVESTMENT TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (410) 895-5000
                                                            --------------

                                Daniel O. Hirsch
                        Morgan Grenfell Investment Trust
                                One South Street
                           Baltimore, Maryland 21202
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Emerging Markets Debt Fund

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Emerging Markets Debt Fund	Nasdaq Symbol	CUSIP Number
Institutional Class	MGEIX	81116P 857

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Average Annual Total Returns*
Scudder Emerging Markets Debt Fund	6-Month**	1-Year	3-Year	5-Year	Life of Class***
Institutional Class	19.30%	16.61%	13.85%	5.61%	10.44%
JP Morgan EMBI Global Diversified+	16.09%	17.83%	14.54%	10.00%	15.08%

Sources: Lipper Inc. and Deutsche Asset Management Investment Services Limited

** Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 4/30/03	$ 6.51
10/31/02	$ 6.08
Distribution Information: Six Months: Income Dividends	$ .66
SEC 30-day Yield[a]	7.14%

a The SEC yield is net investment income per share earned over the month ended April 30, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields are historical and will fluctuate. The SEC yield would have been 6.21% had certain expenses not been reduced.
Institutional Class Lipper Rankings* - Emerging Market Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	34	of	48	70
3-Year	27	of	43	62
5-Year	26	of	35	73

Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $250,000 Investment*
[] Scudder Emerging Markets Debt Fund - Institutional Class [] JP Morgan EMBI Global Diversified+

Yearly periods ended April 30

Comparative Results*
Scudder Emerging Markets Debt Fund		1-Year	3-Year	5-Year	Life of Class***
Institutional Class	Growth of $250,000	$291,525	$368,900	$328,525	$595,375
	Average annual total return	16.61%	13.85%	5.61%	10.44%
JP Morgan EMBI Global Diversified+	Growth of $250,000	$294,575	$375,650	$402,650	$840,350
	Average annual total return	17.83%	14.54%	10.00%	15.08%

The growth of $250,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
*** The Fund commenced operations on August 4, 1994. Index comparisons begin July 31, 1994.
+ The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, formerly JP Morgan EMBI Global Constrained, is an unmanaged foreign securities index representing external currency-denominated debt instruments of emerging markets and is a widely accepted benchmark of emerging debt market performance.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, Lead Manager Brett Diment discusses Scudder Emerging Markets Debt Fund's strategy and the market environment for the six-month period ended April 30, 2003.

Q: How would you describe the fund's market environment over the past six months?

A: The environment for emerging markets was quite positive. Several of these markets benefited from positive economic and political developments, and from investors' increasing search for higher yields than they could get in the United States. The biggest beneficiary of this trend - and the biggest gainer - was Brazil. Last fall, Brazil elected a new president, Luiz Inacio Lula da Silva (Lula). Since his election, Lula has pleasantly surprised investors with his political appointments and statements relating to economic stimulus and debt management. He also is pushing ahead with some long-needed reform measures. At the same time, Brazil has seen some positive developments on the trade side. Partly because of the weakness of the currency, Brazilian export growth has been strong, and the country has built up a significant trade surplus. Thus, its need to raise money through external markets has decreased dramatically, which means that the yields on Brazilian bonds declined. (Typically, when an entity issuing bonds needs to attract buyers, it will offer higher yields - or interest rates; conversely, when the entity's need to attract buyers is not as critical, as has recently been the case with Brazil, the yields do not need to be as attractive and will come down.) In accordance with the historical inverse relationship between bond yields and bond prices, as Brazilian debt yields declined, prices of Brazilian debt increased substantially. Other emerging markets rallied in tandem with Brazil.

At the same time, all emerging markets have benefited from US investors' demand for higher yield relative to what is available from the domestic or other developed markets. With interest rates in the United States at near-record lows, yields on emerging-markets investments have become much more attractive. This increased attention to, or demand for, emerging-markets debt has resulted in higher prices - and lower yields - for emerging-markets bonds. (Keep in mind that even though yields on emerging-markets debt have declined relative to their previous levels, they are still more attractive than the yields on debt issued by more-developed markets; hence, the demand for these bonds remains healthy.)

Q: How did the fund perform over this period?

A: Scudder Emerging Markets Debt Fund returned 19.30% (Institutional Class) for the six months ended April 30, 2003. The fund's index, the JP Morgan EMBI Global Diversified, returned 16.09% for the period.1 The fund's SEC 30-day yield was 7.14% as of April 30, 2003.

1 The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified, formerly JP Morgan EMBI Global Constrained, is an unmanaged foreign securities index representing external-currency-denominated debt instruments of emerging markets and is a widely accepted benchmark of emerging-market debt performance. Index returns assume reinvested dividends and do not reflect any fees or expenses; one cannot directly invest in an index.

Q: How did you achieve this return?

A: Not surprisingly, the main driver of our performance was Brazil, where the fund's exposure was roughly four percentage points larger than that of the benchmark by the end of the six-month period. We also had relatively large positions in European markets, such as Bulgaria and Romania, as well as the Ukraine, all of which made positive contributions to performance. Our allocation to Russia was neutral to slightly overweight as compared with the benchmark, and since Russia's debt continues to be attractive, that was a positive for the fund.

Q: Where have you been increasing or decreasing the fund's positions?

A: We did have an overweight allocation in Venezuela, which actually hurt fund performance. Venezuela had several demonstrations and strikes in an unsuccessful effort to remove President Hugo Chavez. He is still in office, but oil production was sharply reduced. In the short term, we think oil production will increase, but we are still concerned about political risk in the long term and have reduced our positions there. Meanwhile, we have generally kept our exposure to Asia low, where we see little yield advantage over US Treasuries. Finally, late last year, we started to build our position in Argentina, where growth rose sharply over the past several months. Industrial production is up more than 20% from a year ago, inflation has slowed and the growth of tax revenues also has been strong. These factors led to strong performance for the currency, and for Argentine debt. Recently, we have also been investing in countries such as Mexico, where we feel the potential for price volatility is relatively small. We recognize that emerging markets in general have performed well, and while we still see some value, we are trying to protect some of the gains we have already made.

Q: You mentioned Asia. What impact do you think concerns over SARS (severe acute respiratory syndrome) might have on Asian markets, particularly China?

A: Clearly, SARS has had a negative impact on economic growth in China. Most analysts have subtracted about 1% from China's annual growth rate. But, that is a relatively small reduction off an already pretty robust estimate of 8% growth. The big question is: How long is this going to last? While Chinese authorities were late in addressing the issue, they have now taken a much more proactive stance. China is trying to follow some of the policies of countries such as Singapore, Vietnam and Hong Kong, which have been more successful in controlling the spread of SARS. At this time, we know so little about the disease that it is hard to know what impact it will have. Nevertheless, it has had an effect on confidence; people are not shopping or going outside as much and earnings from tourism have collapsed. We expect that SARS will have an impact on export orders if customers do not come to China to visit producers. Given that China has been an engine of growth for the world economy, this is not a positive development for either emerging markets or the industrialized world.

Q: What do you recommend that shareholders keep in mind in the months ahead?

A: The emerging-markets income asset class is presently favorable and there have, in recent weeks, been several reports in the media of positive economic developments all over the world. However, shareholders are no doubt acutely aware that the markets, while modestly improving, remain volatile and unpredictable. We would therefore like to remind shareholders that we do not indiscriminately chase yield. Indeed, there is an intensive research process behind the purchase - and sale - of every security in the portfolio. To accomplish this research in a manner that we hope is superior to that of our competitors, we draw on our significant global resources as well as emerging-debt specialists in Singapore and Frankfurt. Our fixed-income team also includes specialists in emerging-markets and high-yield debt, economics, credit quality and currencies, as well as emerging-markets stock analysts. We also possess the unique ability to enhance our research through access to the resources of our parent company (Deutsche Bank AG), which has analysts located in each market in which we invest. We collectively use all of these analytic resources to select debt securities that have what we believe to be high expected return and low downside risk, a combination that we believe offers the best value to our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Asset Allocation	4/30/03	10/31/02

Debt Obligations	95%	87%
Loan Participations	-	4%
Cash Equivalents, net	5%	9%
	100%	100%

Geographical (Excludes Cash Equivalents)	4/30/03	10/31/02

Mexico	15%	7%
Russia	12%	20%
Brazil	12%	8%
Bulgaria	8%	8%
Colombia	5%	8%
Turkey	5%	3%
Malaysia	4%	9%
Romania	4%	-
Argentina	4%	4%
All Other Countries	31%	33%
	100%	100%

Currency Exposure	4/30/03	10/31/02

United States	87%	97%
Argentina Peso	4%	-
Brazilian Cruzeiro	4%	-
South African Rand	2%	-
Euro	1%	2%
Turkish Lire	1%	1%
Indian Rupee	1%	-
	100%	100%

Average Life (Excludes Cash Equivalents)	4/30/03

0<5 Years	17%
5<10 Years	30%
10+ Years	53%
100%

Asset allocation, geographical, currency exposure and average life are subject to change.

Investment Portfolio as of April 30, 2003 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Bonds 94.6%
Argentina 3.8%
Republic of Argentina:
Series EMTN, 8.0%, 10/30/2009*	EUR 2,556,459	672,751
9.75%, 9/19/2027*	3,050,000	854,412
10.50%, 11/29/2049*	281,211	80,027
11.125%, 3/15/2010*	700,000	204,750
11.75%, 4/7/2009*	5,690,000	1,564,750
11.75%, 6/15/2015*	350,000	103,320
12.375%, 2/21/2012*	600,000	181,500
Series BGL4, 11.0%, 10/9/2006*	800,000	228,000
Series BGL5, 11.375%, 1/30/2017*	670,000	199,102
		4,088,612
Brazil 11.5%
Federative Republic of Brazil:
8.875%, 4/15/2024	4,500,000	3,339,900
10.0%, 1/16/2007	1,200,000	1,175,280
10.125%, 5/15/2027	1,800,000	1,476,000
11.0%, 1/11/2012	2,230,000	2,157,525
Floating Rate Bond, LIBOR plus .875%, 2.204%**, 4/15/2009	917,647	766,235
Floating Rate Bond, Series L, LIBOR plus .875%, 2.204%**, 4/15/2012	2,620,000	1,942,075
Federative Republic of Brazil C Bond, 8.0%, 4/15/2014	1,600,833	1,410,734
		12,267,749
Bulgaria 7.9%
Republic of Bulgaria, 8.25%, 1/15/2015	7,490,000	8,437,485
Colombia 4.5%
Republic of Colombia:
7.625%, 2/15/2007	400,000	408,000
9.75%, 4/9/2011	1,823,145	2,032,807
10.5%, 7/9/2010	2,120,000	2,379,700
		4,820,507
Dominican Republic 0.7%
Central Bank of Dominican Republic, 9.5%, 9/27/2006	720,000	761,400
Ecuador 2.0%
Republic of Ecuador, Step-up Coupon, 6.0%**, 8/15/2030	3,420,000	2,128,950
El Salvador 3.2%
Republic of El Salvador:
8.25%, 4/10/2032	1,630,000	1,668,064
8.25%, 4/10/2032	1,700,000	1,704,250
		3,372,314
Ivory Coast 1.1%
Ivory Coast, Collateralized Discount Bond, Step-up Coupon, LIBOR plus .8125%, 2.0%, 3/29/2018*	EUR 4,600,000	724,499
Ivory Coast, LIBOR plus .8125%, Step-up Coupon, LIBOR plus ..8125%, 2.0%, 3/29/2018*	2,408,694	426,737
		1,151,236
Malaysia 4.2%
Petronas Capital Ltd.:
Series REGS, 7.0%, 5/22/2012	2,200,000	2,442,000
7.875%, 5/22/2022	1,800,000	1,982,347
		4,424,347
Mexico 14.3%
Petroleos Mexicanos SA:
9.25%, 3/30/2018	300,000	354,000
9.5%, 9/15/2027	2,100,000	2,499,000
United Mexican States:
Series REGS, 7.5%, 3/8/2010	EUR 2,530,000	3,156,980
9.875%, 2/1/2010	1,800,000	2,293,200
Series MTN, 8.3%, 8/15/2031	500,000	559,384
Series XW, 10.375%, 2/17/2009	4,900,000	6,321,000
Series A, Value Recovery Rights, 6/30/2003*	4,500,000	18,000
Series B, Value Recovery Rights, 6/30/2004*	2,350,000	14,100
Series C, Value Recovery Rights, 6/30/2005*	2,350,000	3,525
Series D, Value Recovery Rights, 6/30/2006*	2,350,000	2,350
Series E, Value Recovery Rights, 6/30/2007*	2,350,000	1,175
		15,222,714
Panama 2.9%
Republic of Panama, 8.875%, 9/30/2027	3,000,000	3,120,000
Peru 1.7%
Republic of Peru, 9.875%, 2/6/2015	1,600,000	1,796,000
Philippines 2.2%
Republic of Philippines, 9.875%, 1/15/2019	2,200,000	2,288,000
Qatar 2.1%
State of Qatar, 9.75%, 6/15/2030	1,700,000	2,265,250
Romania 3.7%
Romania, 8.5%, 5/8/2012	EUR 2,670,000	3,381,984
Romania, 10.625%, 6/27/2008	EUR 400,000	537,243
		3,919,227
Russia 10.9%
Russian Federation:
11.0%, 7/24/2018	2,690,000	3,604,600
Step-up Coupon, 5.0%**, 3/31/2030	4,000,000	3,600,000
Russian Ministry of Finance, Series VI, 3.0%, 5/14/2006	4,600,000	4,420,600
		11,625,200
South Africa 2.2%
Republic of South Africa, 12.0%, 2/28/2005	ZAR16,700,000	2,337,123
Tunisia 2.7%
Banque Cent de Tunisie, 6.25%, 2/20/2013	EUR 2,500,000	2,845,801
Turkey 4.6%
Republic of Turkey, 11.875%, 1/15/2030	4,800,000	4,884,000
Ukraine 2.9%
Ukraine Government:
10.0%, 3/15/2007	EUR 1,358,939	1,637,903
11.0%, 3/15/2007	1,344,006	1,501,927
		3,139,830
United States 2.1%
Pemex Project Funding Master Trust, 7.375%, 12/15/2014	2,100,000	2,278,500
Venezuela 3.4%
Republic of Venezuela, 9.25%, 9/15/2027	5,580,000	3,643,740
Total Bonds (Cost $90,965,839)		100,817,985

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $90,965,839) (b)	94.6	100,817,985
Other Assets and Liabilities, Net	5.4	5,794,669
Net Assets	100.0	106,612,654

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** These securities are shown at their current rate as of April 30, 2003.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) The cost for federal income tax purposes was $90,965,839. At April 30, 2003, net unrealized appreciation for all securities based on tax cost was $9,852,146. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,892,788 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $40,642.
Currency Abbreviations
EUR	Euro	DEM	Deutsche Mark
ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $90,965,839)	$ 100,817,985
Cash	1,316,180
Foreign currency, at value (cost $68,952)	68,952
Receivable for investments sold	8,669,153
Interest receivable	1,946,387
Unrealized appreciation on forward currency exchange contracts	2,730,905
Total assets	115,549,562
Liabilities
Payable for securities purchased	1,502,665
Payable for Fund shares redeemed	6,122,340
Unrealized depreciation on forward currency exchange contracts	1,236,174
Accrued advisory fee	5,519
Other accrued expenses and payables	70,210
Total liabilities	8,936,908
Net assets, at value	$ 106,612,654
Net Assets
Net assets consist of: Undistributed net investment income	2,450,981
Net unrealized appreciation (depreciation) on: Investments	9,852,146
Foreign currency related transactions	1,511,311
Accumulated net realized gain (loss)	(18,923,921)
Paid-in capital	111,722,137
Net assets, at value	$ 106,612,654
Net Asset Value
Net Asset Value, offering and redemption price per share ($106,612,654 / 16,383,048 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 6.51

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2003 (Unaudited)
Investment Income
Income: Interest	$ 4,015,527
Total income	4,015,527
Expenses: Advisory fee	440,639
Administrator service fee	110,160
Custodian	19,872
Auditing	13,441
Legal	4,887
Trustees' fees and expenses	2,404
Reports to shareholders	4,590
Registration fees	7,529
Other	1,635
Total expenses, before expense reductions	605,157
Expense reductions	(384,123)
Total expenses, after expense reductions	221,034
Net investment income	3,794,493
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,926,617
Foreign currency related transactions	(364,821)
3,561,796
Net unrealized appreciation (depreciation) during the period on: Investments	7,756,457
Foreign currency related transactions	1,505,125
9,261,582
Net gain (loss) on investment transactions	12,823,378
Net increase (decrease) in net assets resulting from operations	$ 16,617,871

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
			Operations: Net investment income	$ 3,794,493	$ 7,521,761
Net realized gain (loss) on investment transactions	3,561,796	(1,608,520)
Net unrealized appreciation (depreciation) on investment transactions during the period	9,261,582	2,146,956
Net increase (decrease) in net assets resulting from operations	16,617,871	8,060,197
Distributions to shareholders from net investment income	(7,360,500)	(12,802,596)
Fund share transactions: Proceeds from shares sold	32,320,959	93,487,785
Reinvestment of distributions	7,316,341	12,746,627
Cost of shares redeemed	(10,128,085)	(106,329,987)
Net increase (decrease) in net assets from Fund share transactions	29,509,215	(95,575)
Increase (decrease) in net assets	38,766,586	(4,837,974)
Net assets at beginning of period	67,846,068	72,684,042
Net assets at end of period (including accumulated net investment income of $2,450,981 and $6,016,988, respectively)	$ 106,612,654	$ 67,846,068
Other Information
Shares outstanding at beginning of period	11,163,750	11,078,229
Shares sold	5,534,020	15,564,753
Shares issued to shareholders in reinvestment of distributions	1,289,430	2,256,040
Shares redeemed	(1,604,152)	(17,735,272)
Net increase (decrease) in Fund shares	5,219,298	85,521
Shares outstanding at end of period	16,383,048	11,163,750

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Institutional Class
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 6.08	$ 6.56	$ 6.97	$ 5.80	$ 5.82	$ 11.95
Income (loss) from investment operations: Net investment income	.26[b]	.53[b]	1.37	.60	.19	1.81
Net realized and unrealized gain (loss) on investment transactions	.83	.17	(1.05)	.81	.69	(4.12)
Total from investment operations	1.09	.70	.32	1.41	.88	(2.31)
Less distributions from: Net investment income	(.66)	(1.18)	(.73)	(.24)	(.90)	(1.32)
Net realized gains on investment transactions	-	-	-	-	-	(2.50)
Total distributions	(.66)	(1.18)	(.73)	(.24)	(.90)	(3.82)
Net asset value, end of period	$ 6.51	$ 6.08	$ 6.56	$ 6.97	$ 5.80	$ 5.82
Total Return (%)[c]	19.30**	12.22	4.52	25.08	17.86	(30.35)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107	68	73	285	340	56
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.37*	1.46	1.38	1.37	1.40	1.31
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	.50*	.50	.87	1.01	-	-
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	.50*	.50	.86[d]	1.00	1.00	1.05
Ratio of net investment income (%)	8.61*	8.79	10.31	8.29	10.90	9.82
Portfolio turnover rate (%)	292*	590	464[e]	359	397	638
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Beginning June 1, 2001, the expense cap was decreased from 1.00% to .50%.
[e] Excludes portfolio securities delivered as a result of processing a redemption in-kind transaction.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Emerging Markets Debt Fund ("Scudder Emerging Markets Debt Fund" or the "Fund"), is a non-diversified series of Morgan Grenfell Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $22,033,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($15,208,000), October 31, 2009 ($3,169,000) and October 31, 2010 ($3,656,000) the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign currency transactions. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 6,025,954
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (22,033,000)
Unrealized appreciation (depreciation) on investments	$ 1,642,958

In addition, during the year ended October 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 12,802,596

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Cash. Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $144,875,146 and $118,267,303, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management Investment Services Limited ("DeAMIS" or the "Advisor"), is the Advisor for the Fund. Deutsche Asset Management, Inc. ("DeAM, Inc."), is the Administrator for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The Advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the six months ended April 30, 2003, the Advisor and Administrator have contractually agreed to maintain the annualized expenses of the Fund to 0.50%. Under this agreement, the Advisor waived $384,123 of management fees. Accordingly, for the six months ended April 30, 2003 the fee pursuant to the Investment Advisory Agreement was equivalent to an annual effective rate of 0.13% of the Fund's average daily net assets.

Administrator Service Fee. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2003, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
Institutional Class	$ 110,160	$ 22,472.25%

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Loan Participations/Assignments

The Fund invests in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. At April 30, 2003, the Fund did not own any loan participations or assignments.

F. Open Forward Foreign Currency Contracts

The Fund had the following open contracts at April 30, 2003:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
USD	685,000	ARA	3,089,350	5/20/2003	$ 399,785
USD	3,258,424	ARA	11,114,739	7/17/2003	547,419
USD	1,441,227	ARA	4,784,874	5/5/2003	245,286
USD	1,089,000	ARA	3,354,120	6/26/2003	71,573
USD	3,137,674	BRC	11,313,312	6/11/2003	682,836
USD	1,108,000	BRC	3,823,708	7/11/2003	164,106
USD	3,951,000	BRC	12,998,971	7/15/2003	363,889
USD	1,018,000	IND	9,396,140,000	5/12/2003	62,303
USD	1,095,000	TRL	2,081,595,000,000	6/30/2003	118,570
USD	1,116,000	TRL	2,067,948,000,000	7/7/2003	75,138
Total unrealized appreciation					$ 2,730,905

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation
USD	1,065,000	IND	9,414,600,000	8/4/2003	$ (7,138)
USD	1,156,380	ZAR	8,600,000	7/31/2003	(9,837)
ARA	3,089,350	USD	895,464	5/20/2003	(189,321)
ARA	4,784,874	USD	1,481,385	5/5/2003	(205,128)
IND	9,396,140	USD	1,024,661	5/12/2003	(55,640)
TRL	2,081,595,000,000	USD	1,077,040	6/30/2003	(136,530)
BRC	10,616,000	USD	3,200,000	6/11/2003	(385,028)
BRC	3,515,032	USD	1,112,000	7/15/2003	(54,782)
EUR	10,863,000	USD	11,940,827	7/31/2003	(156,619)
ZAR	8,600,000	USD	1,110,394	7/31/2003	(36,151)
Total unrealized depreciation					$ (1,236,174)

Currency Abbreviations
ARA	Argentina Peso	BRC	Brazilian Cruzeiro
EUR	Euro	IND	Indian Rupee
TRL	Turkish Lire	USD	US Dollars
ZAR	South African Rand

G. Line of Credit

Effective April 11, 2003, the Fund and several affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

Prior to April 11, 2003, the Fund and several other affiliated funds (the "Participants") shared in a $50 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, which included the meeting of redemption requests that otherwise would have required the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, pro rata based upon net assets, among each of the Participants. Interest was calculated at the Federal Funds Rate plus 1.0 percent.

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Auditors

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter	If you have questions, comments or complaints, contact:

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Emerging Markets Debt Fund, European Equity
                                    Fund, International Select Equity Fund,
                                    Municipal Bond Fund, Short-Term Municipal
                                    Bond Fund, Fixed Income Fund, Short Duration
                                    Fund and High Income Plus Fund, each a
                                    series of Scudder MG Investments Trust

By:                                 /s/Richard T. Hale
                                    ------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Emerging Markets Debt Fund, European Equity
                                    Fund, International Select Equity Fund,
                                    Municipal Bond Fund, Short-Term Municipal
                                    Bond Fund, Fixed Income Fund, Short Duration
                                    Fund and High Income Plus Fund, each a
                                    series of Scudder MG Investments Trust

By:                                 /s/Richard T. Hale
                                    ------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ------------------------------

By:                                 /s/Charles A. Rizzo
                                    ------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    ------------------------------